EXHIBIT 32





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                                  CERTIFICATION

     In connection with the Annual Report of Learningwire.com (the "Company") on Form 10-KSB for the year ending December 31, 2005 as filed with the Securities and Exchange Commission (the "Report") Stephen K. Smith, President and Chief Executive Officer and Michael Grove, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.


Date:  April 14, 2006
                                  By:  /s/ Stephen K. Smith
                                      ----------------------------------------
                                      Stephen K. Smith, President and Chief
                                      Executive Officer


                                  By: /s/ Michael Grove
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                                      Michael Grove, Principal Financial Officer